UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 24, 2008
EZCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 CAPITAL PARKWAY
AUSTIN, TEXAS	78746
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On October 24, 2008, EZCORP, Inc. executed an amended asset purchase agreement to acquire the assets of eleven pawnshops located in Las Vegas and Henderson, Nevada that operate under the Pawn Plus and ASAP Pawn brands. In the amendment, the seller agreed to accept unregistered shares rather than registered shares for the portion of the purchase price to be comprised of EZCORP Class A Non-voting Common Stock. In exchange, EZCORP agreed to file a registration statement with the SEC to begin registration of the shares as soon as practicable after closing of the acquisition, but not later than 5 days after closing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC. (Registrant)
Date: October 29, 2008	By: /s/ Daniel N. Tonissen
(Signature)
Senior Vice President, Chief Financial Officer, and Director